                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              THE CHILE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE CHILE FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 25, 2002
                               -----------------

TO THE SHAREHOLDERS OF
THE CHILE FUND, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Chile Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Thursday, April 25, 2002, commencing at 3:00 p.m., New York time.

    The purpose of the Meeting is to consider and act upon the following proposals for the Fund and to act upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof:

        (1) To elect two directors, each to hold office for the term indicated and until his successor shall have been elected and qualified.

        (2) To consider a non-binding shareholder recommendation that the Board of Directors take the steps necessary to convert the Fund to an open-end structure or otherwise permit shareholders to realize net asset value for their shares.

    The close of business on Monday, March 4, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

    This notice and related proxy material are first being mailed on or about March 19, 2002.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                SECRETARY OF THE FUND

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. IF YOU OWN YOUR SHARES THROUGH BANK OR BROKERAGE ACCOUNTS, YOU SHOULD BRING PROOF OF YOUR OWNERSHIP IF YOU WISH TO ATTEND THE MEETING.

Dated: March 19, 2002
New York, New York

                              THE CHILE FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 25, 2002
                               -----------------

    This proxy statement (the "Proxy Statement") is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of the Fund for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Thursday, April 25, 2002 (commencing at 3:00 p.m. New York time) and at any adjournments or postponements thereof (the "Meeting"). A Notice of the Meeting and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., administrator to the Fund (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 19, 2002.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. Celfin Servicios Financieros Limitada ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to the Fund.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended December 31, 2001 has previously been furnished to the shareholders of the Fund. The report is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" election of the Fund's nominees for director, "AGAINST" the non-binding shareholder recommendation that the Board of Directors take steps to convert the Fund to an open-end structure or otherwise permit shareholders to realize net asset value ("NAV") for their shares and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy and the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, March 4, 2002, there were 10,139,926 Shares outstanding. Each Share is entitled to one vote at the Meeting and fractional Shares are entitled to proportionate shares of one vote.

    The election of directors, Proposal 1, requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by Proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1. Proposal 2 is a non-binding recommendation by a shareholder that the Board of Directors take steps to convert the Fund to an open-end structure or otherwise permit shareholders to realize NAV for their shares. The Board of Directors voted to oppose the shareholder's proposal at its Board meeting on February 13, 2002.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the enclosed Proxy;
    --date and sign the enclosed Proxy;
    --mail the enclosed Proxy promptly in the enclosed envelope; and --allow sufficient time for the enclosed Proxy to be received and processed on or before the commencement of the Meeting at 3:00 p.m. on April 25, 2002 or any subsequent date to which the Meeting is adjourned or postponed.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting by the Fund will be the election of two (2) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    James J. Cattano and Richard W. Watt, directors whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 2005 Annual Meeting of Shareholders. Messrs. Cattano and Watt currently serve as directors of the Fund.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each director named below who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk.
Messrs. Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the Meeting, and the officers of the Fund.

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
       NAME, ADDRESS AND AGE             FUND                TIME SERVED                 PAST 5 YEARS          DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
NON-INTERESTED DIRECTORS:
Enrique R. Arzac ..................  Director      Since 1996; current term ends at  Professor of Finance          8
 c/o CSAM                                          the 2003 annual meeting.          and Economics,
 466 Lexington Avenue                                                                Graduate School of
 New York, NY 10017                                                                  Business, Columbia
 Age: 60                                                                             University
                                                                                     (1971-present).

James J. Cattano ..................  Director      Since 1989; current term ends at  President, Primary            4
 55 Old Field Point Road                           the 2002 annual meeting.          Resource Inc. (an
 Greenwich, CT 06830                                                                 international
 Age: 58                                                                             trading and manu-
                                                                                     facturing company
                                                                                     specializing in the
                                                                                     sale of agricultural
                                                                                     commodities
                                                                                     throughout Latin
                                                                                     American markets)
                                                                                     (10/96-present).

George W. Landau ..................  Director      Since 1989; current term ends at  Senior Advisor,               5
 Two Grove Isle Drive                              the 2004 annual meeting.          Latin America Group,
 Coconut Grove, FL 33133                                                             The Coca- Cola
 Age: 82                                                                             Company (1988-pre-
                                                                                     sent).


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
       NAME, ADDRESS AND AGE             DIRECTOR
-----------------------------------  -----------------
NON-INTERESTED DIRECTORS:
Enrique R. Arzac ..................  Director of The
 c/o CSAM                            Adams Express
 466 Lexington Avenue                Company (a
 New York, NY 10017                  closed-end
 Age: 60                             investment
                                     company);
                                     Director of
                                     Petroleum and
                                     Resources
                                     Corporation (a
                                     closed-end
                                     investment
                                     company).
James J. Cattano ..................         --
 55 Old Field Point Road
 Greenwich, CT 06830
 Age: 58

George W. Landau ..................  Director of
 Two Grove Isle Drive                Emigrant Sav-
 Coconut Grove, FL 33133             ings Bank;
 Age: 82                             Director of GAM
                                     Funds, Inc.

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
       NAME, ADDRESS AND AGE             FUND                TIME SERVED                 PAST 5 YEARS          DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
INTERESTED DIRECTORS:
William W. Priest, Jr.* ...........  Director      Since 1997; current term ends at  Senior Partner of            66
 12 East 49th Street                               the 2004 annual meeting.          Steinberg Priest
 New York, NY 10017                                                                  Capital Management
 Age: 60                                                                             (3/01-present);
                                                                                     Chairman and
                                                                                     Managing Director of
                                                                                     CSAM (5/00-2/01);
                                                                                     Chief Executive
                                                                                     Officer and Managing
                                                                                     Director of CSAM
                                                                                     (11/89-5/00).

Richard W. Watt* ..................  President     Since 1997; current terms ends    Managing Director of          5
 c/o CSAM                            and Direc-    at the 2002 annual meeting.       CSAM (7/96-present).
 466 Lexington Avenue                tor
 New York, NY 10017
 Age: 43


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
       NAME, ADDRESS AND AGE             DIRECTOR
-----------------------------------  -----------------
INTERESTED DIRECTORS:
William W. Priest, Jr.* ...........         --
 12 East 49th Street
 New York, NY 10017
 Age: 60
Richard W. Watt* ..................         --
 c/o CSAM
 466 Lexington Avenue
 New York, NY 10017
 Age: 43

                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING
       NAME, ADDRESS AND AGE            FUNDS                TIME SERVED                 PAST 5 YEARS
-----------------------------------  ------------  --------------------------------  --------------------
OFFICERS:
Hal Liebes ........................  Senior Vice   Since 1997; current term ends     Managing Director
  c/o CSAM                           President     May 2002.                         and General Counsel
  466 Lexington Avenue                                                               of CSAM
  New York, NY 10017                                                                 (12/99-present);
  Age: 37                                                                            Director and General
                                                                                     Counsel of CSAM
                                                                                     (3/97-12/99); Vice
                                                                                     President and
                                                                                     Counsel of Lehman
                                                                                     Brothers, Inc.
                                                                                     (6/96-3/97).

Yaroslaw Aranowicz ................  Chief         Since 2000; current term ends     Vice President of
  c/o CSAM                           Investment    May 2002.                         CSAM (3/98-present);
  466 Lexington Avenue               Officer                                         Director of Research
  New York, NY 10017                                                                 for Europe and
  Age: 38                                                                            Middle East, Trans-
                                                                                     National Research
                                                                                     Corporation
                                                                                     (12/95-3/98).

Michael A. Pignataro ..............  Chief         Since 1993; current term ends     Director of CSAM
  c/o CSAM                           Financial     May 2002.                         (1/01-present); Vice
  466 Lexington Avenue               Officer and                                     President of CSAM
  New York, NY 10017                 Secretary                                       (12/95-12/00).
  Age: 42

Rocco Del Guercio .................  Vice          Since 1997; current term ends     Vice President of
  c/o CSAM                           President     May 2002.                         CSAM (1/01-present);
  466 Lexington Avenue                                                               Assistant Vice
  New York, NY 10017                                                                 President of CSAM
  Age: 38                                                                            (1/99-12/00);
                                                                                     Administrative
                                                                                     Officer of CSAM
                                                                                     (6/96-12/98).

                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING
       NAME, ADDRESS AND AGE            FUNDS                TIME SERVED                 PAST 5 YEARS
-----------------------------------  ------------  --------------------------------  --------------------
Robert M. Rizza ...................  Treasurer     Since 1999; current term ends     Assistant Vice
  c/o CSAM                                         May 2002.                         President of CSAM
  466 Lexington Avenue                                                               (1/01-present);
  New York, NY 10017                                                                 Administrative
  Age: 36                                                                            Officer of CSAM
                                                                                     (3/98-12/00);
                                                                                     Assistant Treasurer
                                                                                     Bankers Trust Co.
                                                                                     (4/94-3/98).

Emily Alejos ......................  Investment    Since 1999; current term ends     Director of CSAM
  c/o CSAM                           Officer       May 2002.                         (1/99-present); Vice
  466 Lexington Avenue                                                               President of CSAM
  New York, NY 10017                                                                 (4/97-1/99); Vice
  Age: 38                                                                            President of Bankers
                                                                                     Trust Co.
                                                                                     (8/93-3/97).

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Investment Companies (as defined below) beneficially owned by each Director.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL FUNDS OVERSEEN BY
                                DOLLAR RANGE OF EQUITY SECURITIES      DIRECTOR IN CSAM FAMILY OF
NAME OF DIRECTOR                       IN THE FUND*(1)(2)              INVESTMENT COMPANIES*(1)(3)
----------------                ---------------------------------  -----------------------------------
Enrique R. Arzac .............            C                                      E
James J. Cattano .............            B                                      C
George W. Landau .............            B                                      B
William W. Priest, Jr. .......            A                                      A
Richard W. Watt ..............            C                                      E

----------------

*   Key to Dollar Ranges:

A. None

B.  $1 -- $10,000

C.  $10,001 -- $50,000

D. $50,001 -- $100,000

E.  over $100,000

(1) This information has been furnished by each director as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

    As of December 31, 2001, none of the non-interested nominees for election to the Board of the Fund, the non-interested directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with CSAM.

    During the fiscal year ended December 31, 2001, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2001 to all such non-interested directors was $25,500. Since July 1, 2000, each director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

    During the fiscal year ended December 31, 2001, the Board convened eight times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a director.

    Messrs. Arzac, Cattano and Landau constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened twice during the fiscal year ended December 31, 2001. The Audit Committee of a Fund advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. The directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2001. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

                             AUDIT COMMITTEE REPORT

    The Board has an Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee has also met with the Fund's independent accountants, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the Securities and Exchange Commission's (the "SEC") independence rules delineating relationships between the independent accountants and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent accountants. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM, as more fully described below, was compatible with maintaining PwC's independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Shareholders for the year ended December 31, 2001 and be mailed to Shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

    Enrique R. Arzac
    James J. Cattano
    George W. Landau

                            INDEPENDENT ACCOUNTANTS

    At a meeting held on February 13, 2002, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PwC for the fiscal year ending December 31, 2002. PwC has been the Fund's independent accountants since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended December 31, 2001.

                                                  CSAM AND
                                   FUND      CERTAIN AFFILIATES
                                -----------  ------------------
Audit Fees                        $45,800         $      0
Financial Information Systems
  Design and Implementation
    Fees                          $     0         $      0
All Other Fees                    $22,000         $460,000

                                  COMPENSATION

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended December 31, 2001. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                              PENSION OR
                                              RETIREMENT                    TOTAL
                                               BENEFITS   ESTIMATED   COMPENSATION FROM
                                              ACCRUED AS    ANNUAL        FUND AND
                                 AGGREGATE     PART OF     BENEFITS     FUND COMPLEX
                                COMPENSATION     FUND        UPON          PAID TO
       NAME OF DIRECTOR          FROM FUND     EXPENSES   RETIREMENT      DIRECTORS
       ----------------         ------------  ----------  ----------  -----------------
Enrique R. Arzac. ............     $8,500       $   0       $    0         $72,792
James J. Cattano .............     $8,500       $   0       $    0         $32,000
George W. Landau .............     $8,500       $   0       $    0         $37,000
William W. Priest, Jr. .......     $    0       $   0       $    0         $     0
Richard W. Watt ..............     $    0       $   0       $    0         $     0

    THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the shares:

                                                               NUMBER OF SHARES     PERCENT
NAME AND ADDRESS                                              BENEFICIALLY OWNED   OF SHARES
----------------                                              ------------------  ------------
President and Fellows of Harvard College* ..................        2,657,739          19.6%
  c/o Harvard Management Company
  600 Atlantic Avenue
  Boston, MA 02210
Laxey Partners Limited** ...................................        1,218,149          12.0%
  Stanley House
  7-9 Market Hill
  Douglas, Isle of Man IM1 2BF

--------------

*   As stated in a Schedule 13G filed with the SEC on March 11, 2002.

**  As stated in a Schedule 13D filed with the SEC on March 15, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file reports of ownership with the SEC, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 2001, all filing requirements applicable to such persons were complied with.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, TELEPHONE (1-800-293-1232) OR AT THE FUND'S WEBSITE AT www.cefsource.com. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                      PROPOSAL NO. 2: SHAREHOLDER PROPOSAL

STATEMENT OF RECEIPT OF SHAREHOLDER PROPOSAL

    The Fund has received the following proposal and supporting statement from Walter S. Baer, who advised the Fund that, at the time he submitted his proposal to the Fund, he owned shares of the Fund with a market value of at least $2,000 continuously for the preceding year. Mr. Baer intends to present this proposal personally or through an authorized representative at the Meeting. The Fund will provide the address of Mr. Baer to any person who so requests such information orally or in writing, promptly upon receipt of any oral or written request therefor, to Michael A. Pignataro, Secretary, The Chile Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Board of Directors and the Fund accept no responsibility for the accuracy of either the proposal or Mr. Baer's supporting statement.

    "RESOLVED: The shareholders of The Chile Fund, Inc. ("Fund") ask the Board of Directors to take the steps necessary to convert the Fund to an open-end fund or otherwise permit shareholders to realize net asset value (NAV) for their shares.

    "SUPPORTING STATEMENT: Shares of our Fund have persistently traded at a high discount from net asset value. As of the date this proposal was submitted, November 16, 2001, the discount was 17.8 percent, representing $24 million in value unavailable to shareholders.

    "This proposal asks the Fund's Board of Directors to enhance shareholder value by converting the Fund to an open-end fund or taking other action to permit shareholders to realize NAV. A closed-end structure may have been appropriate when the Fund began operations in 1989, but I believe it is no longer necessary or beneficial to shareholders. The Fund is large enough to be viable as an open-end fund, and it is invested in securities with ample liquidity to handle share purchases and redemptions in an open-end structure.

    "The Fund may recite a well-known litany of objections to open-ending and cite industry-paid-for studies supporting the status quo. However, I believe that the closed-end structure of our Fund unnecessarily diminishes shareholder value, and that the benefits to shareholders of open-ending vastly outweigh the risks and costs of conversion."

STATEMENT OF POSITION OF THE BOARD OF DIRECTORS

    On February 13, 2002, the Board of Directors unanimously resolved to recommend that you vote "Against" this proposal for the reasons described below.

    The Board of Directors of the Fund (the "Board"), in recognition of the Fund's significant trading discount relative to NAV, has taken a series of actions specifically designed to address this situation.

    In November 2001 the Board approved a tender offer by the Fund to acquire up to 25% of the outstanding shares of its common stock at a per share purchase price equal to 95% of the Fund's NAV as of the expiration date of the tender offer period (the "Tender Offer"). The Tender Offer, which was accretive to NAV in an amount equal to $0.16 per share, expired on February 4, 2002 and was fully subscribed.

    The Fund also has recently received authorization from the Chilean Superintendency of Pension Funds Managers permitting Chilean pension funds to acquire shares of the Fund. It is expected that all necessary regulatory actions necessary to enable the pension funds to act upon this authorization will be taken shortly. The Board authorized this action with the expectation that the potential increased demand for the Fund's shares resulting therefrom will have a further ameliorative impact on the discount to NAV.

    These recent actions supplemented the June 2000 decision of the Board to authorize the Fund to repurchase up to 15% of its outstanding common stock for the purpose of enhancing shareholder value. The Board authorized the Fund's management to make repurchases (in open market transactions at prevailing market prices) from time to time and in a manner consistent with the Fund continuing to seek its investment objective. These share repurchases are intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the NAV of the shares held by those shareholders that maintain their investment.

    Finally, the Board previously announced that if by the time of the 2002 Meeting the Fund's shares continue to trade at a significant discount to NAV, the Board intends to consider further actions intended to narrow the discount. Of course, there can be no assurance that any actions that might be taken will achieve their intended effect.

    The Board continues to believe, however, that the Fund's closed-end structure, in the context of an investment vehicle that is designed to invest primarily in Chile, continues to provide substantial benefits not provided by an open-end structure, including: (i) the ability to manage the Fund's portfolio without the need to maintain cash balances to fund redemption requests,
(ii) the flexibility to invest a greater percentage of the Fund's assets in illiquid securities, if that were determined to be desirable, (iii) the possible lower operating expenses associated with managing a closed-end fund and
(iv) avoiding the need to finance the distribution of the Fund's shares in a continuous offering. The Board believes that the actions listed above achieve a proper balance between the ability of the Fund to pursue its investment objective and the desire of certain shareholders to sell their shares at a price approximating NAV.

    Accordingly, the Board of Directors, including its non-interested Directors, recommends that shareholders of the Fund vote "Against" Proposal 2.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2003 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 20, 2002. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Chile Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2003 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUIRED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                THE CHILE FUND, INC.

                 ---------------------------------------------------------------

                                                   APRIL 25, 2002

3911-PS-02

                                   DETACH HERE

                                      PROXY

                              THE CHILE FUND, INC.

                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017


PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned hereby appoints Messrs. Michael A. Pignataro and Hal Liebes, and each of them separately, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments or postponements thereof, all shares of The Chile Fund, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on Thursday April 25, 2002, and at any adjournments or postponements thereof.

--------------------------------------------------------------------------------
 SEE REVERSE                                                      SEE REVERSE
     SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SIDE
-------------------- ------------------------------------------ ----------------

--------------------------------------------------------------------------------

ZCHF8A


                                   DETACH HERE

/X/  Please mark
     votes as in
     this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "AGAINST" PROPOSAL 2.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

1.    Election of the following nominees as Directors:
      NOMINEES:  (01)  James J. Cattano (three-year term)
                 (02)  Richard W. Watt (three-year term)

      /_/ FOR all nominees listed above (except as marked to the contrary above) /_/ WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH SUCH INDIVIDUAL'S NAME ABOVE.)

2. To consider a non-binding shareholder recommendation that the Board of Directors take steps to convert the Fund to an open-end structure or otherwise permit shareholders to realize net asset value for their shares.

      /_/ FOR
      /_/ AGAINST
      /_/ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                      /_/

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD, AND DO NOT DIRECT HOW THE PROXY IS TO BE VOTED, THE PROXY WILL BE VOTED "FOR" THE
FUND'S NOMINEES FOR ELECTION AS DIRECTOR IN PROPOSAL 1 AND "AGAINST"
PROPOSAL 2.

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: _____________ Date:_______  Signature:________________ Date:________